GAMCO WESTWOOD FUNDS (THE "TRUST")

            GAMCO Westwood SmallCap Equity Fund (the "SmallCap Fund")

  SUPPLEMENT DATED JUNE 4, 2008 TO THE PROSPECTUSES EACH DATED JANUARY 28, 2008

Effective July 1, 2008, Nicholas F. Galluccio will become the portfolio manager for the SmallCap Fund, replacing Elizabeth M. Lilly.

Accordingly, effective July 1, 2008, the portfolio manager information with respect to the SmallCap Fund found in the "The Portfolio Managers" section on page 23 of the Class AAA prospectus and on page 28 of the Class A, B, C and I prospectus is revised to read as follows:

"Nicholas F. Galluccio is primarily responsible for the day-to-day management of the SMALLCAP EQUITY FUND. Mr. Galluccio is the President & C.E.O. of Teton Advisors, Inc., a subsidiary of GAMCO Investors, Inc. Mr. Galluccio was formerly with Trust Company of the West where he served as Group Managing Director, U.S. Equities and Senior Portfolio Manager since prior to 2003."